Exhibit 77 0

                 Common Sense Trust - Common Sense Growth Fund

                      Underwritings Pursuant to Rule 10f-3


1.   Name of Issuer:               Donaldson, Lufkin & Jenrette
     Securities Acquired from:     Donaldson, Lufkin & Jenrette
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 9,200,000
     Number of Shares Purchased:   45,900
     Price Per Share:              $27.00
     Purchase Date:                10-25-95

2.   Name of Issuer:               Donaldson, Lufkin & Jenrette
     Securities Acquired from:     SC Bernstein
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 9,200,000
     Number of Shares Purchased:   500
     Price Per Share:              $27.00
     Purchase Date:                10-25-95

3.   Name of Issuer:               DST Systems, Inc.
     Securities Acquired from:     First Boston
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 22,000,000
     Number of Shares Purchased:   5,000
     Price Per Share:              $21.00
     Purchase Date:                10-31-95

4.   Name of Issuer:               DST Systems, Inc.
     Securities Acquired from:     Merrill Lynch
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 22,000,000
     Number of Shares Purchased:   120,700
     Price Per Share:              $21.00
     Purchase Date:                10-31-95

5.   Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     First Boston
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   5,000
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

6.   Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     Salomon Brothers
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   40,000
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

7.   Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     Dillon Reed
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   4,000
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

8.   Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     J.P. Morgan
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   5,000
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

9.   Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     McDonald
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   5,000
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

10.  Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     Legg Mason
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   1,500
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

11.  Name of Issuer:               Cox Communications Inc.
     Securities Acquired from:     Morgan Stanley
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 10,000,000
     Number of Shares Purchased:   319,500
     Price Per Share:              $18.75
     Purchase Date:                6-21-95

12.  Name of Issuer:               Office Max
     Securities Acquired from:     DLJ
     Syndicate Members:            Smith Barney, Inc.
     Number of Shares in Offering: 21,352,500
     Number of Shares Purchased:   333,000
     Price Per Share:              $19.875
     Purchase Date:                7-20-95

13.  Name of Issuer:               WorldCom Inc.
     Securities Acquired from:     DLJ
     Syndicate Members:            Robinson-Humphrey Co., Inc.
     Number of Shares in Offering: 30,855,983
     Number of Shares Purchased:   87,000
     Price Per Share:              $30.250
     Purchase Date:                8-18-95